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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 24, 2000

                Bear Stearns Commercial Mortgage Securities Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                      333-61783                  3411414
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                       245 Park Avenue, New York, NY 10167
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 272-2000

                         Exhibit Index located on Page 4

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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

     Attached as Exhibit 99.1 to this Current Report are certain materials ("Collateral and Structural Term Sheets and Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc. (the "Underwriter") in connection with the Registrant's proposed offering of certain classes of its Commercial Mortgage Pass-Through Certificates, Series 2000-WF1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-61783) (the "Registration Statement"). These Collateral and Structural Term Sheets and Computational Materials will be incorporated by reference in the Registration Statement.

     The Collateral and Structural Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation thereof.

     Any statement or information contained in the Collateral and Structural Term Sheets and Computational Materials may be modified or superseded by subsequent similar materials or, for purposes of the Prospectus and the Registration Statement, by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

                                                                    Sequentially
                                                                        Numbered
Exhibit                                                                  Exhibit
Number                                                                      Page
-------                                                                  -------
99.1      Collateral and Structural Term Sheets and Computational Materials.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BEAR STEARNS COMMERCIAL
                                            MORTGAGE SECURITIES INC.

                                            By: /s/ Michael A Forastiere
                                               ---------------------------------
                                                Name:  Michael A. Forastiere
                                                Title: Vice President

Dated:  January 24, 2000

                                       3
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                                  EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.                  Description                              Page
-----------                  -----------                              ----
   99.1       Collateral and Structural Term Sheets and
              Computational Materials.


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